Exhibit 99.3

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dditional Information and Where to Find It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articipants in Solicitation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o Offer or Solicitation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` N(&5'+56+/0$61&(0&"#'#.1&-(50&1"#$%&%$+)&+56+/0$,)$('+:&G$+$)&(50&,01F101'/1+&,#.1 9%$/H&<101&)(&G$14&(50&,0$G#/-&,(%$/-